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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                 MARCH 18, 2003
                Date of Report (Date of earliest event reported)

                              E.DIGITAL CORPORATION
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     0-20734
                            (Commission File Number)

                                   33-0591385
                        (IRS Employer Identification No.)

                         13114 EVENING CREEK DRIVE SOUTH
                           SAN DIEGO, CALIFORNIA 92128
                    (Address of principal executive offices)

                                 (858) 679-1504
              (Registrant's telephone number, including area code)



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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 18, 2003, Ernst & Young LLP resigned as the Registrant's independent auditor. The audit reports of Ernst & Young LLP on the financial statements of the Registrant for fiscal years 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Ernst & Young LLP's report for the years ended March 31, 2002 and 2001 included an explanatory paragraph regarding the Registrant's ability to continue as a going concern.

During the Registrant's two most recent fiscal years, and the interim period in fiscal 2003 to the time of termination, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Registrant has authorized Ernst & Young LLP to respond fully to any inquiries of its successor accountants.

During the Registrant's two most recent fiscal years and the subsequent interim period in fiscal 2003 to the date of the resignation of Ernst & Young LLP, Ernst & Young LLP did not advise the Registrant of any reportable conditions relating to weaknesses in internal controls.

On March 19, 2003, the Audit Committee of the Registrant recommended and the Board of Directors approved Singer Lewak Greenbaum & Goldstein, LLP as the principal accountant to audit its financial statements.

During the Registrant's two most recent fiscal years and the interim period in fiscal 2003 until the engagement of Singer Lewak Greenbaum & Goldstein, LLP, the Registrant did not consult Singer Leewak Greenbaum & Goldstein, LLP concerning the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements in circumstances in which a written report was provided or oral advice was provided that Singer Lewak Greenbaum & Goldstein, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the particular issue.

The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with the above statements.

A copy of such letter, dated March 19, 2003, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)     Exhibits

Exhibit Number          Description of Exhibit
--------------          ----------------------
16.1                    Letter dated March 19, 2003 from Ernst & Young LLP


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              E.DIGITAL  CORPORATION

                              By:  /s/  Ran  Furman
                              ------------------------------------------
                              Ran  Furman,  Chief  Financial  Officer
Date: March 20, 2003          (Principal Financial and Accounting Officer
                              And  duly  authorized  to  sign  on  behalf
                              of the Registrant)


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